November 15, 2021
ARK Transparency ETF
Cboe BZX Exchange, Inc: CTRU
Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://ark-funds.com/investor-resources. You can also get this information at no cost by calling 855-406-1506 or by sending an e-mail request to info@ark-invest.com. The Fund’s prospectus and statement of additional information, each dated November 15, 2021, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Investment Objective
The ARK Transparency ETF (“Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Transparency IndexTM (“Index”).
Fund Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)(b)	0.00%
Total Annual Fund Operating Expenses(b)	0.55%

(a)
Pursuant to a Supervision Agreement, ARK Investment Management LLC (“Adviser”) pays all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

(b)
Other Expenses and Total Annual Fund Operating Expenses are based on estimated expenses for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Year	Expenses
1	$56
3	$176
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. This Fund is newly offered. Therefore, it does not have a turnover rate to report for the most recent fiscal year.
Principal Investment Strategies
The Fund normally invests at least 80% of its total assets in securities that are included in the Fund’s benchmark Index and depositary receipts representing securities included in the Index. This 80% investment policy is non-fundamental and may be changed without shareholder approval.

The Index is designed to track the price movements of stocks of approximately 100 companies that receive high scores for transparency based on a proprietary scoring methodology developed by the Index provider, Transparency, LLC. This scoring methodology measures the transparency level of a company across various indicators, such as the company’s adoption of certain transparency standards, the company’s disclosure regarding its products or services, the company’s involvement in certain legal proceedings, and the company’s reputation. The Index has been created and licensed to the Adviser by the Index provider and is calculated, published and distributed by Solactive AG (“Solactive”).
The Index is comprised of equity securities and American Depositary Receipts (“ADRs”) traded on U.S. public securities exchanges. Companies operating in the following industries, as determined by the Index provider, are excluded from the Index: (i) alcohol, (ii) banking, (iii) chemicals, (iv) confectionary, (v) fossil fuel transportation, (vi) gambling, (vii) metals, (viii) mineral, (ix) natural gas, (x) oil, and (xi) tobacco. To be included in the Index, a company must maintain a 30-day moving average market capitalization of at least $1 billion, and meet other criteria as established by the Index provider. Securities included in the Index are equally weighted and the Index is rebalanced quarterly. For more information, please see the section entitled “Index Provider and Index Description” in this prospectus.
The Fund, using an indexing investment approach, seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when it might not be possible or practicable to purchase all of the securities of the Index in approximately the same proportions as in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.
Principal Risks
There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Equity Securities Risk.   The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.
Depositary Receipts Risk.   Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States.
Authorized Participants Concentration Risk.   The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of exchange traded funds (“ETFs”) investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.
Index Tracking Risk.   The Fund’s return may not track the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. When the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Fund’s Index, which may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Index, or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect the Fund’s performance. To the extent the Fund calculates its NAV based on “fair value” prices for certain securities and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on “fair value” prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by Solactive, which may have an adverse impact on the Fund and its shareholders.

Concentration Risk.   The Fund’s assets may be concentrated in a particular industry or group of industries to the extent the Index concentrates in a particular industry or group of industries. In those circumstances, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on one or more of those industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries or sectors.
Cyber Security Risk.   As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.
Emerging Market Securities Risk.   Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties.
Foreign Securities Risk.   The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.
Index Construction Risk.   Because the Index provider excludes stocks of companies operating in certain industries from the Index, the Fund may perform differently than other funds that do not apply similar exclusion criteria. Furthermore, there may be differences in interpretation regarding what it means for a company to operate in a particular industry. The Index provider’s assessment of a company may differ from that of another investor or investment manager.
Issuer Risk.   The Fund is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.   Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.
Market Risk.   The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, political instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Market Trading Risk.   The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
New Fund Risk.   There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversified Risk.   The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Portfolio Turnover Risk.   The Index is adjusted to add or remove companies once per quarter. As companies leave and enter the Index, the Fund’s portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.
Replication Management Risk.   An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index through quarterly rebalancing or otherwise because it no longer qualifies to be included in the Index, the Fund generally will not sell a security because the security’s issuer is in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Sampling Risk.   The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.
Small- and Medium-Capitalization Companies Risk.   Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Performance
The Fund is newly offered. Performance history will be available for the Fund after it has been in operation for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-funds.com.
Management of the Fund
Investment Adviser.   ARK Investment Management LLC.
Portfolio Manager.   The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood.
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with APs who have entered into contractual arrangements with the Fund’s distributor (“Distributor”).
Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price. The prices at which individual Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of the Fund may trade at a price greater than or less than NAV. Shares of the Fund are listed on Cboe BZX Exchange, Inc. (“Exchange”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at http://ark-funds.com.
Tax Information
The Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.